               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement (Form N-1A) (No. 2-95928) of Voyageur Mutual Funds III, Inc. of our report dated June 4, 1999, included in the 1999 Annual Report to shareholders.


/s/Ernst & Young LLP
-----------------
Ernst & Young LLP


Philadelphia, Pennsylvania
July 14, 1999

                         Report of Independent Auditors



To the Shareholders and Board of Directors
Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund

We have audited the accompanying statement of net assets of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund (the "Fund") as of April 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund at April 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP
-----------------
Ernst & Young LLP


June 4, 1999

                         Report of Independent Auditors


To the Shareholders and Board of Directors
Voyageur Mutual Funds III, Inc. - Aggressive Growth Fund
Voyageur Mutual Funds III, Inc. - Growth Stock Fund

We have audited the accompanying statements of net assets of Aggressive Growth Fund and Growth Stock Fund (the "Funds") as of April 30, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those statements and financial highlights.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Funds at April 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP
-----------------
Ernst & Young LLP
June 4, 1999